UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4440 El Camino Real, Los Altos, California	94022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2005, Infineon Technologies AG and Rambus Inc. (the “Registrant”) issued a press release announcing that the parties had reached an agreement in which each party grants a cross license to certain technologies and dismisses all pending litigation between them. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 21, 2005, the Registrant issued a press release revising its revenue and expense guidance. A copy of the Registrant’s press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated March 21, 2005 “Infineon Technologies and Rambus Conclude Broad Licensing Agreement.”

99.2	Press release dated March 21, 2005 titled “Rambus Updates First Quarter 2005 Financial Guidance.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005	Rambus Inc.

/s/ Robert K. Eulau
Robert K. Eulau, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated March 21, 2005 titled “Infineon Technologies and Rambus Conclude Broad Licensing Agreement.”

99.2	Press release dated March 21, 2005 titled “Rambus Updates First Quarter 2005 Financial Guidance.”